Exhibit 13.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350,
 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Michael James McMullen certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1) the Annual Report on Form 20-F of MAC Copper Limited for the year ended December 31, 2024, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of MAC Copper Limited.

Dated: March 28, 2025	/s/ Michael James McMullen
Michael James McMullen
Chief Executive Officer
(Principal Executive Officer)